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                                                                    Exhibit 23.1

                CONSENT OF ERNST & YOUNG, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1993 Long-Term Incentive Plan of our report dated April 26, 1999, with respect to the consolidated financial statements and schedule of Quantum Corporation included in its Annual Report (Form 10-K) for the year ended March 31, 1998, filed with the Securities and Exchange Commission.

                                    /s/ ERNST & YOUNG LLP

Palo Alto, California
July 13, 1999